BOFI HOLDING, INC. AND SUBSIDIARY CONSOLIDATED BALANCE SHEETS (Unaudited)

	At June 30,
(Dollars in thousands, except par and stated value)	2015	2014
ASSETS
Cash and due from banks	$222,774	$155,484
Federal funds sold	100	100
Total cash and cash equivalents	222,874	155,584
Securities:
Trading	7,832	8,066
Available for sale	163,361	214,778
Held to maturity—fair value of $228,323 at June 2015 and $243,966 at June 2014	225,555	247,729
Stock of the Federal Home Loan Bank, at cost	66,270	42,770
Loans held for sale, carried at fair value	25,430	20,575
Loans held for sale, carried at lower of cost or fair value	77,891	114,796
Loans—net of allowance for loan losses of $28,327 as of June 2015 and $18,373 as of June 2014	4,928,618	3,532,841
Accrued interest receivable	20,268	13,863
Furniture, equipment and software—net	8,551	6,707
Deferred income tax	32,955	25,245
Cash surrender value of life insurance	5,806	5,625
Mortgage servicing rights, carried at fair value	2,098	562
Other real estate owned and repossessed vehicles	1,240	75
Other assets	34,970	13,783
TOTAL ASSETS	$5,823,719	$4,402,999

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$309,339	$186,786
Interest bearing	4,142,578	2,854,750
Total deposits	4,451,917	3,041,536
Securities sold under agreements to repurchase	35,000	45,000
Advances from the Federal Home Loan Bank	753,000	910,000
Subordinated debentures	5,155	5,155
Accrued interest payable	1,266	1,350
Accounts payable and accrued liabilities and other liabilities	43,855	29,180
Total liabilities	5,290,193	4,032,221
STOCKHOLDERS’ EQUITY:
Preferred stock—$0.01 par value; 1,000,000 shares authorized;
Series A— $10,000 stated value and liquidation preference per share; 515 shares issued and outstanding as of June 2015 and June 2014	5,063	5,063
Common stock—$0.01 par value; 50,000,000 shares authorized, 16,589,111 shares issued and 15,518,751 shares outstanding as of June 2015, 15,423,822 shares issued and 14,451,900 shares outstanding as of June 2014	166	154
Additional paid-in capital	296,507	207,579
Accumulated other comprehensive income (loss) — net of tax	(9,399)	(10,366)
Retained earnings	265,833	183,460
Treasury stock, at cost; 1,070,360 shares as of June 2015 and 971,922 shares as of June 2014	(24,644)	(15,112)
Total stockholders’ equity	533,526	370,778
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,823,719	$4,402,999

BOFI HOLDING, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Year Ended June 30,
(Dollars in thousands, except earnings per share)	2015	2014	2013
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$220,486	$147,664	$113,503
Investments	23,878	25,214	22,151
Total interest and dividend income	244,364	172,878	135,654
INTEREST EXPENSE:
Deposits	34,733	24,817	22,868
Advances from the Federal Home Loan Bank	8,910	6,981	5,939
Other borrowings	1,776	3,983	5,219
Total interest expense	45,419	35,781	34,026
Net interest income	198,945	137,097	101,628
Provision for loan losses	11,200	5,350	7,550
Net interest income, after provision for loan losses	187,745	131,747	94,078
NON-INTEREST INCOME:
Realized gain (loss) on sale of mortgage-backed securities	587	208	212
Other-than-temporary loss on securities:
Total impairment (losses) gains	(6,805)	(2,359)	(8,080)
Loss (gain) recognized in other comprehensive income (loss)	4,440	(443)	4,579
Net impairment loss recognized in earnings	(2,365)	(2,802)	(3,501)
Fair value gain (loss) on trading securities	(234)	954	1,274
Total unrealized loss on securities	(2,599)	(1,848)	(2,227)
Prepayment penalty fee income	4,695	2,687	1,742
Gain on sale - other	5,793	6,658	1,130
Mortgage banking income	15,264	10,170	22,953
Banking service fees and other income	6,850	4,580	3,900
Total non-interest income	30,590	22,455	27,710
NON-INTEREST EXPENSE:
Salaries and related costs	43,819	32,240	28,874
Professional services	4,122	5,421	3,531
Occupancy and equipment	3,091	2,324	2,086
Data processing and internet	6,632	5,373	2,773
Advertising and promotional	6,060	3,724	4,084
Depreciation and amortization	3,273	2,874	1,904
Real estate owned and repossessed vehicles	(120)	(149)	505
FDIC and regulatory fees	3,434	2,343	2,125
Other general and administrative	7,167	5,783	7,705
Total non-interest expense	77,478	59,933	53,587
INCOME BEFORE INCOME TAXES	140,857	94,269	68,201
INCOME TAXES	58,175	38,313	27,910
NET INCOME	$82,682	$55,956	$40,291
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$82,373	$55,647	$39,456
COMPREHENSIVE INCOME	$83,649	$56,390	$34,926
Basic earnings per share	$5.39	$3.87	$3.00
Diluted earnings per share	$5.37	$3.85	$2.89

BOFI HOLDING, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	For the Quarters Ended June 30,
(Dollars in thousands, except earnings per share)	2015	2014
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$60,670	$43,391
Investments	6,897	6,751
Total interest and dividend income	67,567	50,142
INTEREST EXPENSE:
Deposits	9,593	6,923
Advances from the Federal Home Loan Bank	2,255	2,093
Other borrowings	425	630
Total interest expense	12,273	9,646
Net interest income	55,294	40,496
Provision for loan losses	2,900	2,250
Net interest income, after provision for loan losses	52,394	38,246
NON-INTEREST INCOME:
Realized gain (loss) on sale of mortgage-backed securities	—	—
Other-than-temporary loss on securities:
Total impairment (losses) gains	(973)	(390)
Loss (gain) recognized in other comprehensive income (loss)	812	(248)
Net impairment loss recognized in earnings	(161)	(638)
Fair value gain (loss) on trading securities	94	466
Total unrealized loss on securities	(67)	(172)
Prepayment penalty fee income	2,311	401
Gain on sale - other	1,368	607
Mortgage banking income	4,934	2,687
Banking service fees and other income	1,732	1,200
Total non-interest income	10,278	4,723
NON-INTEREST EXPENSE:
Salaries and related costs	12,109	8,776
Professional services	798	1,096
Occupancy and equipment	803	609
Data processing and internet	1,718	1,305
Advertising and promotional	1,843	1,251
Depreciation and amortization	922	713
Real estate owned and repossessed vehicles	(272)	(3)
FDIC and regulatory fees	926	677
Other general and administrative	1,905	1,342
Total non-interest expense	20,752	15,766
INCOME BEFORE INCOME TAXES	41,920	27,203
INCOME TAXES	17,525	11,193
NET INCOME	$24,395	$16,010
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$24,318	$15,933
COMPREHENSIVE INCOME	$23,293	$17,013
Basic earnings per share	$1.55	$1.09
Diluted earnings per share	$1.54	$1.09

BOFI HOLDING, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)

	Year Ended June 30,
(Dollars in thousands)	2015	2014	2013
NET INCOME	$82,682	$55,956	$40,291
Net unrealized gain (loss) from available-for-sale securities, net of tax expense (benefit) of $(132), $(36) and $1,865 for the years ended June 30, 2015, 2014 and 2013, respectively.	180	54	(2,796)
Other-than-temporary impairment on securities recognized in other comprehensive income, net of tax expense (benefit) of $(832), $(253) and $1,713 for the years ended June 30, 2015, 2014 and 2013, respectively.	1,139	380	(2,569)
Reclassification of net (gain) loss from available-for-sale securities included in income, net of tax expense (benefit) of $235, $0 and $0 for the years ended June 30, 2015, 2014 and 2013, respectively.	(352)	—	—
Other comprehensive income (loss)	$967	$434	$(5,365)
Comprehensive income	$83,649	$56,390	$34,926

BOFI HOLDING, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (Unaudited)

	Preferred Stock		Common Stock				Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss), Net of Income Tax	Treasury Stock	Total
			Number of Shares
(Dollars in thousands)	Shares	Amount	Issued	Treasury	Outstanding	Amount
Balance as of June 30, 2012	20,647	$24,502	12,321,578	(809,042)	11,512,536	$123	$105,683	$88,357	$(5,435)	$(6,610)	$206,620
Net income	—	—	—	—	—	—	—	40,291	—	—	40,291
Net unrealized loss from investment securities—net of income tax expense	—	—	—	—	—	—	—	—	(5,365)	—	(5,365)
Cash dividends on preferred stock	—	—	—	—	—	—	—	(835)	—	—	(835)
Issuance of convertible preferred stock	1,857	18,544	—	—	—	—	—	—	—	—	18,544
Issuance of common stock	—	—	200,000	—	200,000	2	6,763	—	—	—	6,765
Convert preferred stock to common stock	(21,989)	(37,983)	1,855,411	—	1,855,411	18	37,965	—	—	—	—
Stock-based compensation expense	—	—	—	—	—	—	3,297	—	—	—	3,297
Restricted stock grants	—	—	234,105	(95,862)	138,243	3	2,173	—	—	(3,647)	(1,471)
Stock option exercises and tax benefits of equity compensation	—	—	27,135	—	27,135	—	416	—	—	—	416
Balance as of June 30, 2013	515	$5,063	14,638,229	(904,904)	13,733,325	$146	$156,297	$127,813	$(10,800)	$(10,257)	$268,262
Net income	—	—	—	—	—	—	—	55,956	—	—	55,956
Net unrealized loss from investment securities—net of income tax expense	—	—	—	—	—	—	—	—	434	—	434
Cash dividends on preferred stock	—	—	—	—	—	—	—	(309)	—	—	(309)
Issuance of common stock	—	—	560,301	—	560,301	7	41,576	—	—	—	41,583
Stock-based compensation expense	—	—	—	—	—	—	4,358	—	—	—	4,358
Restricted stock grants	—	—	169,760	(67,018)	102,742	1	3,470	—	—	(4,855)	(1,384)
Stock option exercises and tax benefits of equity compensation	—	—	55,532	—	55,532	—	1,878	—	—	—	1,878
Balance as of June 30, 2014	515	$5,063	15,423,822	(971,922)	14,451,900	$154	$207,579	$183,460	$(10,366)	$(15,112)	$370,778
Net income	—	—	—	—	—	—	—	82,682	—	—	82,682
Net unrealized loss from investment securities—net of income tax expense	—	—	—	—	—	—	—	—	967	—	967
Cash dividends on preferred stock	—	—	—	—	—	—	—	(309)	—	—	(309)
Issuance of common stock	—	—	949,089	—	949,089	9	75,976	—	—	—	75,985
Stock-based compensation expense	—	—	—	—	—	—	6,648	—	—	—	6,648
Restricted stock grants	—	—	129,850	(56,151)	73,699	2	2,428	—	—	(5,310)	(2,880)
Stock option exercises and tax benefits of equity compensation	—	—	86,350	(42,287)	44,063	1	3,876	—	—	(4,222)	(345)
Balance as of June 30, 2015	515	$5,063	16,589,111	(1,070,360)	15,518,751	$166	$296,507	$265,833	$(9,399)	$(24,644)	$533,526

BOFI HOLDING, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

	Year Ended June 30,
(Dollars in thousands)	2015	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$82,682	$55,956	$40,291
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Accretion of discounts on securities	(5,517)	(8,340)	(7,687)
Net accretion of discounts on loans	(27)	(2,647)	(3,443)
Stock-based compensation expense	6,648	4,358	3,297
Tax benefit from exercise of common stock options and vesting of restricted stock grants	(5,526)	(4,856)	(2,332)
Valuation of financial instruments carried at fair value	234	(955)	(1,273)
Net gain on sale of investment securities	(587)	—	(212)
Impairment charge on securities	2,365	2,802	3,501
Provision for loan losses	11,200	5,350	7,550
Deferred income taxes	(9,034)	(2,040)	(4,618)
Origination of loans held for sale	(1,048,982)	(741,494)	(1,085,941)
Unrealized (gain) loss on loans held for sale	119	179	284
Gain on sales of loans held for sale	(21,057)	(17,007)	(24,367)
Proceeds from sale of loans held for sale	1,114,097	727,265	1,081,954
Change in fair value of mortgage servicing rights	265	(45)	—
(Gain) loss on sale of other real estate and foreclosed assets	(283)	(350)	(372)
Depreciation and amortization of furniture, equipment and software	3,273	2,874	1,904
Net changes in assets and liabilities which provide (use) cash:
Accrued interest receivable	(6,405)	(4,100)	(1,891)
Other assets	(17,948)	(1,224)	3,466
Accrued interest payable	(84)	(324)	(128)
Accounts payable and accrued liabilities	10,669	5,917	5,767
Net cash provided by (used) in operating activities	116,102	21,319	15,750
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of investment securities	(10,464)	(83,033)	(79,533)
Proceeds from sales of available-for-sale mortgage-backed securities	9,539	—	2,775
Proceeds from repayment of securities	80,546	88,086	88,106
Purchase of stock of the Federal Home Loan Bank	(60,870)	(34,221)	(14,868)
Proceeds from redemption of stock of Federal Home Loan Bank	37,370	19,201	7,798
Origination of loans held for investment	(3,242,828)	(2,297,976)	(953,012)
Origination of mortgage warehouse loans, net	(29,083)	—	(101,612)
Proceeds from sales of other real estate owned and repossessed assets	1,518	2,724	3,151
Purchases of loans, net of discounts and premiums	(2,452)	(95)	(1,541)
Principal repayments on loans	1,847,665	990,305	541,076
Purchases of furniture, equipment and software	(5,117)	(3,163)	(3,914)
Net cash used in investing activities	$(1,374,176)	$(1,318,172)	$(511,574)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase in deposits	$1,410,381	$949,537	$476,911
Proceeds from the Federal Home Loan Bank advances	734,000	950,000	327,417
Repayment of the Federal Home Loan Bank advances	(891,000)	(630,417)	(159,000)
Repayments of other borrowings and securities sold under agreements to repurchase	(10,000)	(65,000)	(10,000)
Proceeds from exercise of common stock options	781	500	260
Proceeds from issuance of common stock	75,985	41,576	6,765
Proceeds from issuance of preferred stock	—	—	18,544
Tax benefit from exercise of common stock options and vesting of restricted stock grants	5,526	4,856	2,332
Cash dividends paid on preferred stock	(309)	(309)	(1,137)
Net cash provided by financing activities	1,325,364	1,250,743	662,092
NET CHANGE IN CASH AND CASH EQUIVALENTS	67,290	(46,110)	166,268
CASH AND CASH EQUIVALENTS—Beginning of year	155,584	201,694	35,426
CASH AND CASH EQUIVALENTS—End of year	$222,874	$155,584	$201,694
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid on deposits and borrowed funds	$45,503	$36,104	$34,154
Income taxes paid	$68,481	$37,339	$35,830
Transfers to other real estate and repossessed vehicles	$2,484	$1,206	$4,466
Transfers from loans held for investment to loans held for sale	$30,000	$39,799	$4,654
Transfers from loans held for sale to loans held for investment	$7,237	$1,471	$40,779
Transfer from preferred stock to common stock	$—	$—	$18
Transfer from preferred stock to additional paid-in capital	$—	$—	$37,965

LOANS
The following table sets forth the composition of the loan portfolio as of the dates indicated:

(Unaudited) (Dollars in thousands)	June 30, 2015	June 30, 2014
Single family real estate secured:
Mortgage	$2,980,795	$1,918,626
Home equity	3,604	12,690
Warehouse and other[1]	385,413	370,717
Multifamily real estate secured	1,185,531	978,511
Commercial real estate secured	61,403	24,061
Auto and RV secured	13,140	14,740
Factoring	122,200	118,945
Commercial & Industrial	248,584	152,619
Other	601	1,971
Total gross loans	5,001,271	3,592,880
Allowance for loan losses	(28,327)	(18,373)
Unaccreted discounts and loan fees	(44,326)	(41,666)
Total net loans	$4,928,618	$3,532,841

1. The balance of single family warehouse loans was $122,003 at June 30, 2015 and $92,920 at June 30, 2014. The remainder of the balance is attributable to single family lender finance loans.

SECURITIES
The amortized cost, carrying amount and fair value for the major categories of securities trading, available for sale, and held to maturity at June 30, 2015 and June 30, 2014 were:

	June 30, 2015
	Trading	Available for sale				Held to maturity
(Unaudited) (Dollars in thousands)	Fair Value	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Carrying Amount	Unrecognized Gains	Unrecognized Losses	Fair Value
Mortgage-backed securities (RMBS):
U.S agencies[1]	$—	$43,738	$701	$(948)	$43,491	$41,993	$1,398	$—	$43,391
Non-agency[2]	—	23,799	2,835	(1)	26,633	147,586	10,045	(12,749)	144,882
Total mortgage-backed securities	—	67,537	3,536	(949)	70,124	189,579	11,443	(12,749)	188,273
Other debt securities:
U.S. agencies[1]	—	—	—	—	—	—	—	—	—
Municipal	—	21,731	390	(86)	22,035	35,976	4,074	—	40,050
Non-agency	7,832	70,216	1,271	(285)	71,202	—	—	—	—
Total other debt securities	7,832	91,947	1,661	(371)	93,237	35,976	4,074	—	40,050
Total debt securities	$7,832	$159,484	$5,197	$(1,320)	$163,361	$225,555	$15,517	$(12,749)	$228,323

	June 30, 2014
	Trading	Available for sale				Held to maturity
(Unaudited) (Dollars in thousands)	Fair Value	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Carrying Amount	Unrecognized Gains	Unrecognized Losses	Fair Value
Mortgage-backed securities (RMBS):
U.S agencies[1]	$—	$60,670	$1,060	$(1,850)	$59,880	$47,982	$1,895	$—	$49,877
Non-agency[2]	—	33,521	4,077	(189)	37,409	163,695	6,352	(15,490)	154,557
Total mortgage-backed securities	—	94,191	5,137	(2,039)	97,289	211,677	8,247	(15,490)	204,434
Other debt securities:
U.S. agencies[1]	—	—	—	—	—	—	—	—	—
Municipal	—	28,522	425	(4)	28,943	36,052	3,480	—	39,532
Non-agency	8,066	87,913	687	(54)	88,546	—	—	—	—
Total other debt securities	8,066	116,435	1,112	(58)	117,489	36,052	3,480	—	39,532
Total debt securities	$8,066	$210,626	$6,249	$(2,097)	$214,778	$247,729	$11,727	$(15,490)	$243,966
1 U.S. government-backed or government sponsored enterprises including Fannie Mae, Freddie Mac and Ginnie Mae.
2 Private sponsors of securities collateralized primarily by pools of 1-4 family residential first mortgages. Primarily super senior securities secured by prime, Alt-A or pay-option ARM mortgages.

DEPOSITS
The following table sets for the composition of the deposit portfolio as of the dates indicated:

(Unaudited)	June 30, 2015		June 30, 2014
(Dollars in thousands)	Amount	Rate[1]	Amount	Rate[1]
Non-interest bearing	$309,339	—%	$186,786	—%
Interest bearing:
Demand	1,224,308	0.48%	1,129,535	0.63%
Savings	2,126,792	0.67%	935,973	0.73%
Total interest-bearing demand and savings	3,351,100	0.60%	2,065,508	0.67%
Time deposits:
Under $100,000	70,369	1.26%	107,294	1.23%
$100,000 or more[2]	721,109	2.06%	681,948	1.67%
Total time deposits	791,478	1.99%	789,242	1.61%
Total interest bearing[2]	4,142,578	0.87%	2,854,750	0.93%
Total deposits	$4,451,917	0.81%	$3,041,536	0.88%
1. Based on weighted-average stated interest rates at end of period.
2. The total interest-bearing includes brokered deposits of $661.9 million and $404.8 million as of June 30, 2015 and June 30, 2014, respectively, of which
$356.3 million and $275.4 million, respectively, are time deposits classified as $100,000 or more.

The number of deposit accounts at the end of each of the last five fiscal years is set forth below:

	At June 30,
(Unaudited)	2015	2014	2013	2012	2011

Checking and savings accounts	36,305	30,402	23,567	19,931	16,105
Time deposits	5,515	7,571	11,103	12,341	16,793
Total number of deposit accounts	41,820	37,973	34,670	32,272	32,898

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
The following tables set forth, for the periods indicated, information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the Fiscal Years Ended June 30,
	2015			2014			2013
(Unaudited)(Dollars in thousands)	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid
Assets:
Loans[2,3]	$4,388,336	$220,486	5.02%	$2,850,600	$147,664	5.18%	$2,157,974	$113,503	5.26%
Federal funds sold	—	—	—%	—	—	—%	17,017	30	0.18%
Interest-earning deposits in other financial institutions	204,176	511	0.25%	107,534	275	0.26%	23,632	47	0.20%
Mortgage-backed and other investment securities	479,767	23,367	4.87%	513,055	24,939	4.86%	485,540	22,074	4.55%
Total interest-earning assets	5,072,279	244,364	4.82%	3,471,189	172,878	4.98%	2,684,163	135,654	5.05%
Non-interest-earning assets	68,039			58,953			70,896
Total assets	$5,140,318			$3,530,142			$2,755,059
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$2,862,295	$20,709	0.72%	$1,522,884	$10,723	0.70%	$826,797	$6,399	0.77%
Time deposits	790,661	14,024	1.77%	876,621	14,094	1.61%	1,065,669	16,469	1.55%
Securities sold under agreements to repurchase	36,562	1,633	4.47%	85,726	3,840	4.48%	114,247	5,068	4.44%
Advances from the FHLB	700,805	8,910	1.27%	576,307	6,981	1.21%	436,383	5,939	1.36%
Other borrowings	5,155	143	2.77%	5,155	143	2.77%	5,155	151	2.93%
Total interest-bearing liabilities	4,395,478	45,419	1.03%	3,066,693	35,781	1.17%	2,448,251	34,026	1.39%
Non-interest-bearing demand deposits	255,321			123,859			45,299
Other non-interest-bearing liabilities	35,219			23,549			18,681
Stockholders’ equity	454,300			316,041			242,828
Total liabilities and stockholders’ equity	$5,140,318			$3,530,142			$2,755,059
Net interest income		$198,945			$137,097			$101,628
Interest rate spread[4]			3.79%			3.81%			3.66%
Net interest margin[5]			3.92%			3.95%			3.79%
1 Average balances are obtained from daily data.
2 Loans include loans held for sale, loan premiums and unearned fees.
3 Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant. Also includes $31.4 million, $32.1 million and $32.8 million as of June 30, 2015, 2014 and 2013, respectively, of Community Reinvestment Act loans which are taxed at a reduced rate.
4 Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
5 Net interest margin represents net interest income as a percentage of average interest-earning assets.

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
The following table presents information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the three months ended June 30,
	2015			2014
(Unaudited) (Dollars in thousands)	Average Balance[2]	Interest Income / Expense	Average Yields Earned / Rates Paid[1]	Average Balance[2]	Interest Income / Expense	Average Yields Earned / Rates Paid[1]
Assets:
Loans[3,4]	$4,865,501	$60,670	4.99%	$3,390,891	$43,391	5.12%
Interest-earning deposits in other financial institutions	252,539	178	0.28%	127,994	87	0.27%
Mortgage-backed and other investment securities	455,425	6,719	5.90%	506,986	6,664	5.26%
Total interest-earning assets	5,573,465	67,567	4.85%	4,025,871	50,142	4.98%
Non-interest-earning assets	77,234			53,658
Total assets	$5,650,699			$4,079,529
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$3,404,566	$5,753	0.68%	$1,978,485	$3,542	0.72%
Time deposits	815,405	3,840	1.88%	836,646	3,381	1.62%
Securities sold under agreements to repurchase	35,008	389	4.44%	52,759	594	4.50%
Advances from the FHLB	528,365	2,255	1.71%	667,612	2,093	1.25%
Other borrowings	5,155	36	2.79%	5,155	36	2.79%
Total interest-bearing liabilities	4,788,499	12,273	1.03%	3,540,657	9,646	1.09%
Non-interest-bearing demand deposits	301,893			160,678
Other non-interest-bearing liabilities	39,371			21,836
Stockholders’ equity	520,936			356,358
Total liabilities and stockholders’ equity	$5,650,699			$4,079,529
Net interest income		$55,294			$40,496
Interest rate spread[5]			3.82%			3.89%
Net interest margin[6]			3.97%			4.02%
1 Annualized.
2 Average balances are obtained from daily data.
3 Loans include loans held for sale, loan premiums and unearned fees.
4 Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant. Also, includes $31.4 million and $32.1 million as of June 30, 2015 and 2014 three-month periods respectively, of Community Reinvestment Act loans which are taxed at a reduced rate.
5 Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
6 Net interest margin represents net interest income as a percentage of average interest-earning assets.